UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Revolution Lighting Technologies, Inc. (the “Company”) on May 6, 2019, the Company previously entered into a Second Amendment to Forbearance Agreement and Sixteenth Amendment (the “Sixteenth Amendment”) to its loan and security agreement (the “Loan Agreement”) with Bank of America N.A. (“Bank of America”). Under the terms of the Sixteenth Amendment, Bank of America agreed to forebear, until July 31, 2019, from exercising its rights and remedies as a result of breaches of certain covenants under the Loan Agreement.

On July 30, 2019, Bank of America approved an extension of the forbearance period under the Sixteenth Amendment from July 31, 2019 to August 15, 2019. All of the other terms and conditions of the Loan Agreement and the Sixteenth Amendment remain in full force and effect. If the Company is not able to obtain a further amendment of the Loan Agreement or extend the forbearance, all principal, interest and other amounts outstanding under the Loan Agreement will become due and payable upon the earlier of 5 p.m. on August 15, 2019 or any Termination Event (as defined in the Loan Agreement, as amended).

The Company is working with Bank of America to further amend the Loan Agreement to provide for ongoing borrowing availability and a continuing forbearance following August 15, 2019. However, there can be no assurance that the Company will obtain such an amendment.

Forward-looking statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “expects,” “believes,” “are intended,” “plans,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding further amendments to the Loan Agreement and future borrowing under the Loan Agreement, involve risks and uncertainties that may cause actual results to differ materially from those stated here as a result of various factors. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks described in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements reflect the views of the Company’s management as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to revise these statements to reflect subsequent developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2019

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta, Sr.
Robert V. LaPenta, Sr. Chief Executive Officer and President